Acquisitions	12 Months Ended
Mar. 31, 2014
Acquisitions [Abstract]
Business Combination Disclosure Text Block

2. Acquisition

On January 15, 2013, the Company completed its acquisition of 100% of the membership interest in Independent Foods, LLC ("Sunnyside"). The business, based in Sunnyside, Washington, packages canned pears, apples and cherries in the United States. The rationale for the acquisition was twofold: (1) the business is a complementary fit with the Company's existing business and (2) it provides an extension of the Company's product offerings. The purchase price totaled $5.0 million plus the assumption of certain liabilities. In conjunction with the closing, the Company paid $19.5 million of liabilities acquired. This acquisition was financed with proceeds from the Company's revolving credit facility. The purchase price to acquire Sunnyside was allocated based on the internally developed fair value of the assets acquired and liabilities assumed and the independent valuation of property, plant, and equipment. The purchase price of $5.0 million has been allocated as follows (in millions):

Purchase Price (net of cash received)	$5.0

Allocated as follows:
Current assets	$32.7
Property, plant and equipment	7.5
Bargain purchase gain	(2.0)
Current liabilities	(33.2)
Total	$5.0

In 2013, the Company recorded a $1.9 million gain as a result of the estimated fair market value of the net assets acquired exceeding the purchase price for Sunnyside. In 2014, the Company determined an adjustment to the net assets acquired was required and, as a result, recorded an increase in the gain on the bargain purchase of $0.1 million to $2.0 million. This gain and subsequent increase is included in other operating income on the Consolidated Statements of Net Earnings.